UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 22, 2020
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

Encompass Health Corporation (“Encompass Health” or the “Company”) will participate in the BMO 2020 Prescriptions for Success Healthcare Conference, which is being held as a virtual event, on June 23, 2020. Encompass Health Executive Vice President and Chief Financial Officer Doug Coltharp will participate in a fireside chat at 9:30 a.m. ET. The fireside chat will be webcast live and will be available at http://investor.encompasshealth.com by clicking on an available link.
The Company is providing certain current volume observations for both of its segments.
For the months of April and May 2020, the Company is providing certain year-over-year volume growth information for all of its business lines, as follows:

	2020 vs. 2019
	April	May
Inpatient rehabilitation total discharges	(20.9)%	(11.8)%
Home health total admissions	(23.5)%	(8.2)%
Hospice total admissions	27.8%	28.4%

Inpatient Rehabilitation - Patient Census Information
February 29, 2020	March 31, 2020	April 12, 2020 (Easter Weekend)	April 29, 2020	May 27, 2020	June 3, 2020	June 17, 2020
6,782	5,342	5,139	5,989	6,385	6,453	6,537

Home Health - Starts of Episodes (Includes Starts of Care and Recertifications)
Week Ended March 1, 2020	Week Ended March 29, 2020	Week Ended April 12, 2020	Week Ended April 26, 2020	Week Ended May 24, 2020	Week Ended May 31, 2020	Week Ended June 14, 2020
4,950	4,778	4,120	4,283	5,485	4,786	5,250

Hospice - Admissions
Week Ended March 1, 2020	Week Ended March 29, 2020	Week Ended April 12, 2020	Week Ended April 26, 2020	Week Ended May 24, 2020	Week Ended May 31, 2020	Week Ended June 14, 2020
259	197	236	239	246	250	262
Home health starts of episodes for the week ended May 31, 2020 reflect a decline from the week ended May 24, 2020 due to the impact of the Memorial Day holiday.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and the fireside chat constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including statements and assumptions regarding the nature of the COVID-19 pandemic, its impact on the Company’s results of operations, cash flow and liquidity, actions to be taken by the Company in response to the pandemic, and the demand for the Company’s services. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future actions, plans or strategies, or the spread and impact of COVID-19 is inherently uncertain. Actual results and performance could differ materially. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the continued spread of COVID-19, including the speed, depth, geographic reach and duration of the spread, which could decrease our patient volumes and revenues and lead to staffing and supply shortages and associated cost increases; actions to be taken by the Company in response to the pandemic; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the Company’s infectious disease prevention and control efforts; the demand for the Company’s services, including based on any downturns in the economy, consumer confidence, or the capital markets and unemployment among family members; the Company’s ability to attract and retain nurses, therapists, and other healthcare professionals in a highly competitive environment with often severe staffing shortages, which may be worsened by the pandemic, and the impact on the Company’s labor expenses from potential union activity and staffing shortages; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of the Company’s or its vendors’ or partners’ information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability; the Company’s ability to comply with extensive, complex, and ever-changing federal, state and local regulations and sub-regulatory guidance in both business in general, such as privacy and wage and hour regulations, and the healthcare industry specifically; any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving the Company, including any matters related to yet undiscovered issues, if any, in acquired operations; the Company’s ability to attract and retain key management personnel; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for the Company’s services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels (such as the Patient-Driven Groupings Model for home health, the new patient assessment measures, which we refer to as “Section GG functional measures,” for inpatient rehabilitation, and other payment system reforms) and the Company’s ability to adapt operations to those changes; the Company’s ability to control costs, particularly labor and employee benefit costs, including group medical expenses; the Company’s ability to maintain proper local, state and federal licensing, including compliance with the Medicare conditions of participation and provider enrollment requirements, which is required to participate in the Medicare program; and changes in the Company’s payor mix or the acuity of its patients affecting reimbursement rates as well as other risks detailed from time to time in Encompass Health’s SEC filings and other public announcements, including its Form 10‑K for the year ended December 31, 2019 and Form 10-Q for the quarter ended March 31, 2020.
When considering forward-looking statements, readers should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this presentation. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 22, 2020